Ordinary shares	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Ordinary shares

18.	Ordinary shares

	2024	2023
December 31 (Same as January 1)	15,762,887	15,762,887

As of December 31, 2024, the Company’s authorized capital was $17,500,000, consisting of 35,000,000 ordinary shares. And the paid-in capital was $7,881,444 with a par value of $0.50 in US dollars per share, consisting of 15,762,887 ordinary shares. All proceeds from shares issued have been collected.